UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 21, 2024

Date of Report (Date of Earliest Event Reported)

TILLY’S, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Whatney

Irvine, California 92618

(Address of Principal Executive Offices) (Zip Code)

(949) 609-5599

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Edmond Thomas as President, Chief Executive Officer and Director

On January 21, 2024 (the “Effective Date”), Edmond Thomas retired from his position as President and Chief Executive Officer of Tilly’s, Inc. (the “Company”) and as a director of the board of directors (the “Board”) of the Company.

Appointment of Hezy Shaked as Interim President and Chief Executive Officer

On the Effective Date, the Board appointed Hezy Shaked, the Company’s co-founder, Chief Strategy Officer and Executive Chairman of the Board as the Company’s interim President and Chief Executive Officer, to serve in such capacities until his successor is duly elected and qualified or until his earlier death, resignation or removal.

In connection with Mr. Shaked’s appointment, the Compensation Committee of the Board approved an increase of Mr. Shaked’s annual base salary from $420,000 to $1,000,000, effective as of the Effective Date. Mr. Shaked will continue to participate in the Company’s annual incentive cash bonus plan and car allowance program.

The information required by Items 401(b), (d), and (e) and Item 404(a) of Regulation S-K regarding Mr. Shaked was previously reported in the Company’s Definitive Proxy Statement filed with the SEC on April 17, 2023 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On January 22, 2024, the Company issued a press release announcing the retirement of Mr. Thomas and the appointment of Mr. Shaked.

A copy of this press release is furnished herewith as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit Description

99.1	Press release, dated January 22, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: January 22, 2024	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Executive Vice President, Chief Financial Officer